UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2003

Commission File Number 1-9929

Insteel Industries, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	56-0674867

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina	27030

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 786-2141

SIGNATURES
Press Release dated 4/25/2003

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

     This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Insteel Industries, Inc. (the “Company”) pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the second fiscal quarter and six months ended March 29, 2003.

     On April 25, 2003, the Company issued a press release regarding its financial results for the second fiscal quarter and six months ended March 29, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC. Registrant

Date: April 25, 2003	By:	/s/	H.O. Woltz III

H.O. Woltz III
President and Chief Executive Officer

Date: April 25, 2003	By:	/s/	Michael C. Gazmarian

Michael C. Gazmarian
Chief Financial Officer and Treasurer